UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2020
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-35305		45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

2503 S. Hanley Road	St. Louis	Missouri	63144
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	POST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Newly Elected Directors.
On July 1, 2020, the Board of Directors (the “Board”) of Post Holdings, Inc. (the “Company”) appointed Dorothy M. Burwell to serve as a Class II director of the Board, effective July 1, 2020. With the addition of Ms. Burwell, the Board of Directors now consists of ten members. Ms. Burwell’s initial term will expire at the Company’s Annual Meeting of Shareholders in 2023. The Board has determined that Ms. Burwell is independent under the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

Ms. Burwell was appointed to the Board after a thorough review of Ms. Burwell’s qualifications by the Corporate Governance and Compensation Committee of the Board. Ms. Burwell will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation program described in the Company’s Annual Proxy Statement filed with the Securities and Exchange Commission on December 9, 2019. There is no arrangement or understanding between Ms. Burwell and any other persons pursuant to which she was appointed as a director, and there are no transactions in which she has an interest requiring disclosure under Item 404(a) of Regulation S-K. The Company expects to enter into its standard form of indemnification agreement with Ms. Burwell. A form of the indemnification agreement was previously filed by the Company as Exhibit 10.7 to Amendment No. 4 to the Company’s Form 10, filed with the Securities and Exchange Commission on January 25, 2012.

A copy of the press release announcing Ms. Burwell’s appointment to the Board is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 2, 2020
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2020	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
	Name:	Diedre J. Gray
	Title:	EVP, General Counsel & Chief Administrative Officer, Secretary

3